UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2020

CORNING INCORPORATED

(Exact name of registrant as specified in charter)

New York	1-3247	16-0393470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Riverfront Plaza, Corning, New York		14831
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (607) 974-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GLW	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 6, 2020, the Board of Directors of Corning Incorporated (the “Company”) appointed Eric S. Musser as the Company’s President and Chief Operating Officer effective as of April 7, 2020. Mr. Musser, age 60, most recently served as Executive Vice President, Corning Technologies and International, where he was responsible for leading the growth and expansion of Corning’s Environmental Technologies, Life Sciences, and Pharmaceutical Technologies segments. In addition, he oversaw Corning’s international regions, and Global Manufacturing, Supply Management, Quality, and Safety functions.

Mr. Musser previously served as president of Corning International (2012-2014) and general manager, Corning Greater China (2007-2012). In these roles, he helped expand Corning’s business globally and capture strategic growth opportunities in China. Mr. Musser joined Corning in 1986 and moved through a series of manufacturing and general management roles in Corning’s optical communications businesses. In 2005, he was named vice president and general manager of Optical Fiber.

Mr. Musser is assuming the President role from Wendell P. Weeks, who remains the Company’s Chairman and Chief Executive Officer. There are no other arrangements or understandings between Mr. Musser and any other person pursuant to which Mr. Musser was appointed as President and Chief Operating Officer of the Company. There are also no family relationships between Mr. Musser and any director or executive officer of the Company, and Mr. Musser has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNING INCORPROATED

By:	/s/ Linda E. Jolly
Name:	Linda E. Jolly
Title:	Vice President and Corporate Secretary

Date: April 9, 2020